Fixed Assets and Intangible Assets, Net (Details 1) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011
Estimated future amortization and depreciation of intangible and tangible assets
2012	$ 138,890
2013	135,911
2014	130,862
2015	96,743
2016 and thereafter	76,057
Estimated future amortization and depreciation of intangible and tangible assets, Total	$ 578,463